UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2023 (May 18, 2023)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-0439758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor New York, NY (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2023, Peter Allen was appointed as the Chief Financial Officer of Genco Shipping & Trading Limited (the “Company”), effective June 16, 2023.  In this role, Mr. Allen will succeed Apostolos Zafolias, whose departure from the Company was previously announced.

Mr. Allen, age 36, previously served as Genco’s Senior Vice President, Strategy & Finance since October 2018. Mr. Allen has been employed with Genco since August 2008. Over his career at the Company, Mr. Allen has served in various finance, accounting and corporate strategy positions. Mr. Allen has 15 years of experience in the shipping industry with a focus on capital allocation, mergers and acquisitions, financial and drybulk market analysis, debt and equity capital markets transactions and SEC reporting. He has a bachelor of science degree from Fairfield University and holds the Chartered Financial Analyst designation.

In connection with his appointment, Mr. Allen will receive a base salary at a rate of $335,000 per year, will be eligible for a cash bonus under the Company’s Annual Incentive Plan using a target amount of 80% of his base salary, and will receive an equity award with a grant date value of $125,000 (in addition to a prior equity award for 2023 with a grant date value of $325,000), 50% of which awards take the form of restricted stock units with time-based vesting ratably over three years and 50% of which will take the form of restricted stock units with vesting based on achievement of performance metrics over a three-year measurement period.  Mr. Allen will be eligible for awards under the Company’s 2015 Equity Incentive Plan and its Annual Incentive Plan and to participate in other compensation plans for executive officers.

There are no arrangements or understandings between Mr. Allen and any other person pursuant to which he was selected as Chief Financial Officer. There are no family relationships between Mr. Allen and any director or executive officer of the Company, and he has not been a party to any transaction required to be disclosed pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: May 22, 2023

/s/ John C. Wobensmith
John C. Wobensmith
Chief Executive Officer and President